UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2016
AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-31911	42-1447959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6000 Westown Parkway, West Des Moines, Iowa	50266
(Address of Principal Executive Offices)	(Zip Code)
(515) 221-0002
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
2016 Employee Incentive Plan
On June 2, 2016, the shareholders of American Equity Investment Life Holding Company (the "Company") approved the Company's 2016 Employee Incentive Plan (the "2016 Plan"). A description of the terms and conditions of the 2016 Plan is set forth in the Company's proxy statement for the 2016 Annual Meeting of Shareholders (the "2016 Proxy Statement") filed with the Securities and Exchange Commission on April 18, 2016, and a copy of the 2016 Plan is attached to the 2016 Proxy Statement as Appendix A, which is incorporated herein by reference.
Additionally, copies of the form of Restricted Stock Award Agreement with Respect to Common Stock of the Company and the form of Performance Restricted Stock Unit Award Agreement are attached as Exhibit 10.1 and 10.2, respectively.
Restricted Stock Awards
Effective June 2, 2016, the Compensation Committee of the Board of Directors (the "Compensation Committee") granted restricted stock awards to certain Company employees, including the Company's named executive officers other than David J. Noble and Debra J. Richardson, pursuant to the 2016 Plan. The number of shares granted was equal to the sum of (a) 10% of current base salary divided by the closing price of the Company's common stock on June 2, 2016 and subject to three-year cliff vesting period plus (b) the number of shares of restricted stock such employee was granted in 2015 in a grant subsequently canceled by the Company and such employee, which vest on February 24, 2018. The Compensation Committee also awarded shares of the Company's common stock to Mr. Noble equal to the number of shares of restricted stock he was granted in 2015 in a grant subsequently canceled by the Company and Mr. Noble, which vested immediately as Mr. Noble has attained 65 years of age and has 10 years of service with the Company.
Item 5.07 Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting of Shareholders on June 2, 2016.  At the Annual Meeting, shareholders considered and voted upon five proposals: (1) to elect a total of four directors to three-year terms; (2) to approve the American Equity Investment Life Holding Company 2016 Employee Incentive Plan, (3) to approve an amendment to the Amended and Restated American Equity Investment Life Holding Company 2014 Independent Insurance Agent Restricted Stock and Restricted Stock Unit Plan to increase the number of shares authorized for issuance, (4) to ratify of the appointment of KPMG LLP as our independent registered public accounting firm for 2016; and (5) to approve, on an advisory basis, the compensation of our named executive officers.
The final results of the voting on each proposal were as follows:
1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Alexander M. Clark	70,442,978	2,262,752	2,678,212
John M. Matovina	67,248,085	5,457,645	2,678,212
Alan D. Matula	70,512,348	2,193,382	2,678,212
Gerard D. Neugent	70,335,106	2,370,624	2,678,212
Mr. Clark, Mr. Matovina, Mr. Matula and Mr. Neugent were elected to serve for a term expiring at the 2019 Annual Meeting of Shareholders or until their successors are elected and qualified.
2. Approval of the American Equity Investment Life Holding Company 2016 Employee Incentive Plan

For	Against	Abstain	Broker Non-Votes
68,423,042	4,017,748	264,937	2,678,215
The American Equity Investment Life Holding Company 2016 Employee Incentive Plan was approved.

3. Approval of an Amendment to the Amended and Restated American Equity Investment Life Holding Company 2014 Independent Agent Restricted Stock and Restricted Stock Unit Plan

For	Against	Abstain	Broker Non-Votes
69,297,056	3,151,534	257,137	2,678,215
The Amendment to the Amended and Restated American Equity Investment Life Holding Company 2014 Independent Agent Restricted Stock and Restricted Stock Unit Plan to increase the number of shares authorized for issuance was approved.
4. Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
73,751,208	1,596,226	36,508	—
The appointment of KPMG LLP as our independent auditor for the 2016 fiscal year was ratified.
5. Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
70,058,768	2,360,504	286,454	2,678,216
The shareholders approved, on an advisory basis, the compensation of our named executive officers.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
The following exhibits are being filed with this Form 8-K.

Exhibit Number	Description
10.1	Form of Restricted Stock Agreement with respect to Common Stock of American Equity Investment Life Holding Company
10.2	Form of Performance Restricted Stock Unit Award Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 7, 2016

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

By:	/s/ John M. Matovina
Name:	John M. Matovina
Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Restricted Stock Agreement with respect to Common Stock of American Equity Investment Life Holding Company
10.2	Form of Performance Restricted Stock Unit Award Agreement